UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 28, 2004

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure

On October 28, 2004 Steven R. Lewis, President and Chief Executive Officer, and Peggy R. DeBartolo, Principal Accounting Officer made presentations at the annual shareholders’ meeting at the Avalon Inn in Warren, Ohio. These presentations included financial information contained in slides which are attached as Exhibit 99.1 and is incorporated herein by reference. The financial information included Non-GAAP financial measures which have been explained and reconciled with GAAP financial measures in Exhibit 99.2 which is attached hereto and incorporated by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 28, 2004 George J. Gentithes, a Director of First Place Financial Corp. and a Director of First Place Bank, announced that he is retiring as a Director of both organizations, effective immediately. Mr. Gentithes’ retirement was also announced in a press release on October 28, 2004 included as Exhibit 99.3 which is attached hereto and incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Copies of slides used by Steven R, Lewis, Chief Executive Officer and Peggy R. DeBartolo, Principal Accounting Officer in a presentation to shareholders at the annual shareholders’ meeting on October 28, 2004.

99.2	Reconciliation from Non-GAAP financial measures to GAAP financial measures.

99.3	Press release dated October 28, 2004 announcing the retirement of George J. Gentithes as a Director of First Place Financial Corp. and First Place Bank and the appointment of Eric Caspary as President of Coldwell Banker First Place Real Estate, Ltd., an affiliate in the real estate brokerage business in the Mahoning Valley in Northeast Ohio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: October 28, 2004	By:	/s/ Steven R. Lewis
Steven R. Lewis
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Copies of slides used by Steven R, Lewis, Chief Executive Officer and Peggy R. DeBartolo, Principal Accounting Officer in a presentation to shareholders at the annual shareholders’ meeting on October 28, 2004.

99.2	Reconciliation from Non-GAAP financial measures to GAAP financial measures.

99.3	Press release dated October 28, 2004 announcing the retirement of George J. Gentithes as a Director of First Place Financial Corp. and First Place Bank and the appointment of Eric Caspary as President of Coldwell Banker First Place Real Estate, Ltd, an affiliate in the real estate brokerage business in the Mahoning Valley in Northeast Ohio.